SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: April 4, 2005





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                               Identification No.)


1 Jasper  Street, Paterson, New Jersey                                  07522
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(Address of principal executive offices)                             (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written  communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
__ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1

This amendment is being filed for the purpose of correcting the date of the Asset Purchase Agreement.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2005, the Company entered into an Asset Purchase Agreement with North Country Environmental Services, Inc. ("NCES"), pursuant to which the Company will acquire substantially all of NCES' assets used in its environmental services business in return for the assumption and pay off by the Company of liabilities totalling $533,000. This acquisition is expected to close during the second quarter of 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Asset Purchase Agreement between Veridium Corporation and EnviroSafe Corp., together as the Purchaser, and North County Environmental Services, Inc., and NCES Equipment Company, Inc., together as the Seller, dated April 1, 2005.

99.1 Press Release dated April 4, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



               /S/      James Green
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By:                     JAMES GREEN
                        President and Chief Executive Officer
Date:                   April 12, 2005